Risks and Uncertainties	12 Months Ended
Dec. 31, 2019
Mafco Worldwide & Merisant
Concentration Risk [Line Items]
Risks and Uncertainties

13.   Risks and Uncertainties

Significant Customers

The Business’ top 10 customers accounted for approximately 34%,  30% and 43% of the Business’ revenues in 2019, 2018 and 2017, respectively. The Business’ top 10 customers accounted for approximately 27% and 31% of accounts receivable, net on the accompanying combined balance sheets as of December 31, 2019 and 2018, respectively.

Collective Bargaining Agreement

Mafco Worldwide is a party to a collective bargaining agreement with respect to certain of its employees at the Camden, New Jersey facility. Mafco Worldwide employees covered by the collective bargaining agreement were 5% of the Business’ labor force as of December 31, 2019. This agreement was in effect through 2019, and a new bargain unit agreement was signed on September 26, 2019 that is in force through September 26, 2021.